HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-3574 - PremierSolutions Standard

333-72042                                       HV-3572 - PremierSolutions State of Connecticut

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Supplement dated January 29, 2013 to your Prospectus

FUND NAME CHANGE

JANUS WORLDWIDE FUND – CLASS S

Effective on or about March 15, 2013, the following name change is made to your Prospectus:

Old Name	New Name
Janus Worldwide Fund - Class S	Janus Global Research Fund - Class S

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

This supplement should be retained with the prospectus for future reference.